3rd Quarter 2024 Investor Presentation

This document includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions including statements with respect to the Company's beliefs, plans, objectives, goals, expectations, assumptions, and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. The factors that could result in material differentiation include, but are not limited to the impact of bank failures or adverse developments of other banks and related negative press about the banking industry in general on investor and depositor sentiment; the remaining effect of the COVID-19 pandemic on general economic and financial market conditions and on public health, both nationally and in the Company's market areas; natural disasters, including the effects of Hurricane Helene; expected revenues, cost savings, synergies and other benefits from merger and acquisition activities might not be realized to the extent anticipated, within the anticipated time frames, or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; goodwill impairment charges might be incurred; increased competitive pressures among financial services companies; changes in the interest rate environment; changes in general economic conditions, both nationally and in our market areas; legislative and regulatory changes; and the effects of inflation, a potential recession, and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on the Company's website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this document or the documents the Company files with or furnishes to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions, the factors described above or because of other factors that management cannot foresee. The Company does not undertake, and specifically disclaims any obligation, to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. 2 Forward Looking Statements

• Financial data as of September 30, 2024 • Market data as of October 31, 2024 • Shares repurchased from February 19, 2013 to September 30, 2024 (last transaction in June 2024) 3 HomeTrust Bancshares, Inc. Overview $4.6B Assets NASDAQ: HTBI Headquarters: Asheville, NC $3.7B/$3.8B Loans/Deposits Founded: 1926 Locations: 34 116.0% Price to TBV Employees: 554 Market Cap: $581.1MM 17,514,922 Outstanding Shares TTM Average Daily Volume: 38,500 Shares Repurchased: 9,854,733 Commercial Commercial Real Estate Commercial & Industrial Middle Market Banking Equipment & Municipal Finance Treasury Management Services Small Business Banking Business Banking Business Banking Centers SBA Lending Community Association Banking Consumer Banking Retail Banking Market Teams Consumer Banking Mortgage Banking Investment Services Professional Banking HELOCs Originated for Sale Lines of Business

4 Recent Recognition * Newsweek did not conduct “Best Bank” awards for 2024 NC, VA, TN and GA were the top 4 states on CNBC’s list of America’s Top States for Business 2023 Ranked 98th in Forbes’ 2024 America’s Top 100 Best Banks Ranked 35th in S&P's Top 50 Community Banks $3B-$10B Certified as a Most Loved Workplace for 2024 by Newsweek Named one of the 2023 Top 20 “Great Employers to Work for in NC” by the Best Companies Group Voted “Best Small Bank in North Carolina” by Newsweek for three consecutive years* (2021 - 2023) Named one of the 2024 “Best Places to Work in SC” by the Best Companies Group Ranked 34th in Bank Director’s Best U.S. Banks 2024 List of Less than $5 billion

5 • Our Focus • Hire individuals with the experience and skill sets needed to achieve: • Our goal of becoming a high-performing, regional community bank • Our strategy of becoming a best place to work • Our Execution • 7 of our 8 executive officers have joined the Company since our 2012 mutual to stock conversion, joining from leadership positions at institutions such as PNC, SouthState, SunTrust, TCF and Wells Fargo • 10 of our 11 board members have been appointed since our 2012 conversion, including the addition of three new directors in April 2024 • Our Results • Top quartile financial performance • Multiple “best place to work” recognitions Refreshed Leadership Team Executive Management • C. Hunter Westbrook – President & CEO (2012) • Charles F. Sivley Jr. – Chief Technology Officer (2024) • John Sprink – Commercial Banking Group Executive (2014) • Kevin M. Nunley – Chief Credit Officer (2020) • Kristin Y. Powell – Consumer & Bus. Banking Group Executive (2015) • Lora Jex – Chief Risk Officer (2023) • Megan Pelletier – Chief Operations & People Officer (2022) • Tony J. VunCannon – CFO, Corporate Secretary & Treasurer (1992) Board of Directors • Richard T. Williams, Chair (2016) • C. Hunter Westbrook, Vice-Chair (2021) • Bonnie V. Hancock (2024) • Craig C. Koontz (2010) • Dwight L. Jacobs (2024) • Jesse J. Cureton, Jr. (2024) • John A. Switzer (2019) • Laura C. Kendall (2016) • Narasimhulu Neelagaru M.D. (2023) • Rebekah M. Lowe (2020) • Robert E. James, Jr. (2016) *The years identified above reflect the years these individuals joined the Company.

6 Quarterly Highlights: Tangible Book Value Per Share $23.70 $24.53 $23.93 $24.69 $25.47 $26.39 $27.10 $27.73 $28.57 $20.00 $21.00 $22.00 $23.00 $24.00 $25.00 $26.00 $27.00 $28.00 $29.00 $30.00 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 Decline during the 3/31/2023 quarter reflects the impact of the Company’s merger with Quantum Capital Corp See Appendix – Non-GAAP Reconciliation

7 Footprint in attractive metro markets experiencing growth rates above the national average (See Pages 11-12) Successful transition to a commercial bank (See Pages 5, 8-10, 13-17) • Expansion of lines of business, adding further diversity to our loan portfolio • Strong experienced team of revenue producers with local market knowledge • Attractive core deposit mix and cost • Refreshed leadership team with extensive banking experience Transformation efforts have driven improvements in profitability and our capital position (See Pages 6, 18, 20-21, 25-27) • Top quartile financial performance and superior interest margin • Proven ability to generate noninterest income • Continued expense rationalization • Robust tangible book value growth with minimal AOCI effect • Strong capital position to support continued growth Strong asset quality and credit discipline to support further growth (See Page 19) Our stock represents a value when compared to our peers (See Pages 22-24) Key Investment Highlights

Line of Business Expansion

2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2023

Stock Conversion
July – Converted from mutual to stock form with focus on commercial banking

New Commercial Origination Process
December – Re-engineered and implemented new commercial process and recruited experienced bankers in new metro markets

SBA Lending
September – Launched line of business

Mortgage Banking
Since FY 2017 – Started building out group by adding 13 loan officers over the past 5+ years

Equipment Finance
February – Launched line of business

First FinTech Partnership – HELOCs Originated for Sale
December – Launched line of business

Consumer Banking
New line of business consolidating Retail, Mortgage and Branch Operations

Business Banking
New line of business consolidating Business Bankers, Business Banking Branches and Investment Services

Core System Conversion
February – Converted to open architecture digital banking platform

New Deposit Origination Channel
Focusing on Community Association Banking (HOAs)

Pre-Stock Conversion

Retail / Consumer – Limited Offerings

Mortgage – Old S&L Model

Commercial – Very Limited Capabilities

8

9 High Performance Deposit Growth Maturing Lines of Business Business Transformation Engaged Employees Enterprise Risk Management Franchise and Line of Business Investments Our Results Our Business Objectives Our Foundation Pyramid of Success

10 Greenville, SC (2013) Tri-Cities and Knoxville, TN (2014) Charlotte, NC (2014) Roanoke, VA (2014) Raleigh, NC (2015) Re-engineered of CML LOB (2014) Introduced Indirect Auto (2014) Re-engineered Mtg LOB (2016) Re-engineered Treasury Mgmt (2016) Introduced SBA and Equipment Finance (2018) Introduced Symmetry (HELOCs) and Business Banking (2019) High Performing Peer Funding Levels Increase Fee Income Deposit Verticals Pilot Deposit BDOs Business Banking Micro Business Lending Engaged Employees Limited FinTech Partnerships Optimizing Processes Automation Maturing Lines of Business Expand Digital Channels Phase 1 Geographic Expansion 2013 - 2015 Phase 2 Line of Business Expansion 2014 - 2020 Phase 3 Deposit Growth 2021 - 2024 Phase 4 Business Transformation 2022 - 2024 Business Transformation: Phases of Progress

11 Raleigh 7.3% Population Growth 9.4% HH Income Growth Charlotte 5.8% Population Growth 10.6% HH Income Growth Atlanta 4.4% Population Growth 8.7% HH Income Growth Greenville 5.2% Population Growth 7.7% HH Income Growth (2024 to 2029 Projected Changes) Knoxville 4.4% Population Growth 9.8% HH Income Growth Charleston 6.2% Population Growth 9.1% HH Income Growth Source: S&P Global Market Intelligence for MSA Demographics Geographic Expansion – Focus on High-Growth Markets

12Source: U.S. Census Bureau, Vintage 2023 Population Estimates Geographic Expansion – Focus on High-Growth Markets (continued)

13 “Branch Heavy” Consumer Markets Asheville Roanoke Tri-Cities Branch Manager & Consumer Banker Introducing Micro-Business Loans Hybrid Branch Strategy “Branch-Lite” Business Banking Centers Atlanta Charlotte Greenville Knoxville Raleigh Branch Manager & Small Business Banker Small Business Banking & Professional Banking

24% 9% 10% 9% 28% 20% Past – 12/31/17 Total Loans of $2,419,256 c 27% 15% 10% 12% 12% 17% 7% Present – 9/30/24 Total Loans of $3,698,892 14 (Dollars in thousands) Loan Portfolio Transformation: Transition to a Diversified Loan Portfolio * Equipment Finance line of business began in February of 2018.

15 (Dollars in thousands, as of September 30, 2024) Portfolios to Highlight: Non-Owner Occupied CRE Hospitality Healthcare Other Other Retail Multifamily Office Shopping Centers Industrial $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 Non-Owner Occupied CRE Composition NOO CRE – Office Largest 5 Loans: $8,795,000 $6,654,000 $6,473,000 $6,414,000 $5,046,000 Total - $33,382,000 (31.1% of the portfolio)

16 Portfolios to Highlight: SBA Loans & Equipment Finance C&I 30% Hotel 30% Retail 28% Other 8% Office 4% SBA Portfolio Total Balance $138,719 Guaranteed Balance $46,529 (Dollars in thousands, as of September 30, 2024) $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 Equipment Finance (“EF”) Composition 0.00% 2.00% 4.00% 6.00% 8.00% $- $2,500 $5,000 $7,500 $10,000 $12,500 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 Classified SBA Loans Loan Balance Guaranteed Balance % of SBA Portfolio 0.00% 0.75% 1.50% 2.25% 3.00% $- $2,500 $5,000 $7,500 $10,000 $12,500 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 Classified EF Loans Loan Balance % of EF Portfolio

c 18% 14% 41%27% Present – 9/30/24 Total Deposits of $3,761,588 17 (Dollars in thousands) Deposit Franchise 15% 23% 41% 21% Past – 12/31/17 Total Deposits of $2,108,208 1.00% 1.50% 2.00% 2.50% 3.00% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Cost of Deposits

$0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2020 2021 2022 2023 2024 Adjusted Earnings Performance Adj. Net Income (Annualized) Adj. Net Income Adj. Diluted EPS (Annualized) 18 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% 1.45% 2020 2021 2022 2023 Q3 2024* Adjusted Return on Assets (Dollars in thousands, by year) 50% 55% 60% 65% 70% 75% 80% 2020 2021 2022 2023 Q3 2024* Adjusted Efficiency Ratio Improvement in Profitability Metrics 2% 4% 6% 8% 10% 12% 14% 2020 2021 2022 2023 Q3 2024* Adjusted Return on Average Tangible Common Equity * Period reflects calendar year to date data See Appendix – Non-GAAP Reconciliation

19 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2020 2021 2022 2023 2024 Net Charge-Offs (“NCO”) and NCO to Average Loans NCOs NCOs (Annualized) NCO/Avg. Loans 0.65% 0.90% 1.15% 1.40% 1.65% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 12/31/20 12/31/21 12/31/22 12/31/23 9/30/24 Allowance for Credit Losses (“ACL”) and ACL to Total Loans ACL ACL/Total Loans 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 12/31/20 12/31/21 12/31/22 12/31/23 9/30/24 Nonperforming Assets to Total Assets 0% 150% 300% 450% 600% 750% 12/31/20 12/31/21 12/31/22 12/31/23 9/30/24 ACL to Nonperforming Loans (Coverage Ratio) (Dollars in thousands) Strong Asset Quality and Credit Discipline

20 6% 7% 8% 9% 10% 11% 12% 13% 12/31/20 12/31/21 12/31/22 12/31/23 9/30/24 Common Equity Tier I Capital (to Risk-Weighted Assets) CET I Capital Minimum to Be Well Capitalized (Dollars in thousands) 4% 5% 6% 7% 8% 9% 10% 11% 12% 12/31/20 12/31/21 12/31/22 12/31/23 9/30/24 Tier I Capital (to Total Adjusted Assets) Tier I Capital Minimum to Be Well Capitalized 7% 8% 9% 10% 11% 12% 13% 12/31/20 12/31/21 12/31/22 12/31/23 9/30/24 Tier I Capital (to Risk-Weighted Assets) Tier I Capital Minimum to Be Well Capitalized 9% 10% 11% 12% 13% 14% 12/31/20 12/31/21 12/31/22 12/31/23 9/30/24 Total Risk-Based Capital (to Risk-Weighted Assets) Risk Based Capital Minimum to Be Well Capitalized Strong Capital Position to Support Continued Growth

21 0% 5% 10% 15% 20% 25% 30% $- $0.10 $0.20 $0.30 $0.40 $0.50 2020 2021 2022 2023 2024 Annualized Cash Dividends Dividend/Share Dividend/Share Annualized Dividend Payout Ratio 60% 75% 90% 105% 120% 135% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 12/31/20 12/31/21 12/31/22 12/31/23 9/30/24 Market Price and Price to Tangible Book Market Price per Share Price to Tangible Book Capital Strategy Stock Buybacks Buybacks Total Buybacks as a % of O/S Shares as of 2/19/13 Number of Shares Total Cost ($) Average Cost Per Share ($) Total repurchased through May 2022 45.5% 9,854,733 $204,231,000 $20.72 Shares remaining to be repurchased under most recent buyback plan 243,156 23,483 shares repurchased during the nine months ended September 30, 2024 Total repurchased and authorized 10,097,889 • On April 22, 2024, the Company's Board of Directors re-authorized the repurchase of the remaining shares of the Company’s common stock under the repurchase plan originally authorized in February of 2022.

# Valuation – Peer Comparison

*(Six months ended June 30, 2024)*



Return on Assets ("ROA")
HTBI ROA
1.25%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Median
CHCO
RBCA.A
FCBC
CTBI
SYBT
PEBO
GABC
CCBG
HTBI
FBMS
UVSP
FMNB
CCNE
SMBK
CBAN
CIVB
CARE
SFST
FRST

Source: S&P Capital IQ

22

23 0.0 5.0 10.0 15.0 20.0 25.0 S F S T C A R E S Y B T C H C O G A B C F C B C S M B K C T B I F M N B F B M S C B A N R B C A .A H T B I C C N E C IV B C C B G P E B O F R S T U V S P Stock Price to Earnings per Share (“EPS”) Valuation – Peer Comparison (Continued) (Six months ended June 30, 2024) HTBI Stock Price $30.03 HTBI Diluted EPS $3.22 Stock Price to EPS 9.3x Median

24 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 C H C O F M N B S Y B T G A B C F C B C P E B O C C B G F B M S C T B I R B C A .A S M B K H T B I C IV B C B A N U V S P C A R E C C N E F R S T S F S T Stock Price to Tangible Book Value (“TBV”) per Share Valuation – Peer Comparison (Continued) HTBI Stock Price $30.03 HTBI TBV per Share $27.73 Stock Price to TBV 108% (Six months ended June 30, 2024) Median

Quarterly Highlights

	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Net Income Per Share						
Basic	$ 0.77	$ 0.73	$ 0.88	$ 0.79	$ 0.88	$ 0.91
Diluted	$ 0.76	$ 0.73	$ 0.88	$ 0.79	$ 0.88	$ 0.90
Performance Ratios						
Return on assets (ROA)	1.17 %	1.13 %	1.37 %	1.21 %	1.33 %	1.39 %
Return on equity (ROE)	9.76 %	9.58 %	11.91 %	10.81 %	12.23 %	12.85 %
Yield on earning assets	6.34 %	6.32 %	6.18 %	6.03 %	5.09 %	5.82 %
Rate paid on interest-bearing liabilities	3.12 %	3.04 %	2.90 %	2.74 %	2.58 %	2.08 %
Net interest margin	4.00 %	4.08 %	4.02 %	4.02 %	4.02 %	4.32 %
Efficiency ratio - adjusted	60.30 %	59.66 %	60.64 %	60.52 %	59.12 %	60.61 %
Asset Quality Ratios						
Nonperforming assets to total assets	0.64 %	0.54 %	0.43 %	0.41 %	0.25 %	0.18 %
Nonperforming loans to total loans	0.78 %	0.68 %	0.55 %	0.53 %	0.32 %	0.23 %
Classified assets to total assets	0.99 %	0.91 %	0.80 %	0.90 %	0.76 %	0.53 %
ACL to nonperforming loans	166.51 %	194.80 %	235.18 %	251.60 %	400.41 %	567.56 %
ACL to total loans	1.30 %	1.33 %	1.30 %	1.34 %	1.30 %	1.29 %
Net charge-offs to average loans	0.42 %	0.27 %	0.24 %	0.29 %	0.27 %	0.13 %

See Appendix – Non-GAAP Reconciliation

25

26 Quarterly Highlights: HomeTrust vs. Top 200 Exchange Traded Banks As of or for the quarter ended 9/30/2024 Nationwide Mean HomeTrust +/- Variance Tangible Common Equity / Tangible Assets 8.8% 10.9% 2.1% AOCI / Tangible Common Equity -9.1% 0.0% 9.1% Net Interest Margin 3.28% 4.06% 0.78% Yield on Loans 6.37% 6.53% 0.16% Cost of Deposits 2.45% 2.49% 0.04% Cost of Funds 2.66% 2.55% -0.11% Core Return on Assets 1.04% 1.22% 0.18% Source: S&P Capital IQ Pro/Piper Sandler “3Q2024 Earnings Release Summary: Key Metrics & Calendar” dated October 31, 2024

27 Quarterly Highlights: Net Interest Margin 4.10% 4.53% 4.55% 4.32% 4.02% 4.02% 4.02% 4.08% 4.00%4.09% 4.51% 4.52% 4.25% 4.02% 4.04% 3.99% 4.03% 3.95% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 NIM Reported NIM Core* * Core net interest margin excludes accretion income and other loan fees.

Appendix – Non-GAAP Reconciliation

In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this document contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income, EPS, ROA, and return on average tangible common equity (ROATE) as adjusted to exclude transactions which management does not consider to be reflective of "core" financial results. Management has presented the non-GAAP financial measures in this document as it believes including these items provides useful and comparative information to assess trends in our core operations while facilitating the comparison of the quality and composition of our earnings over time and in comparison to our competitors. However, these non-GAAP financial measures are supplemental, are not audited and are not a substitute for operating results or any analysis determined in accordance with GAAP. Where applicable, we have also presented comparable earnings information using GAAP financial measures. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies.

Set forth is a reconciliation to GAAP of our efficiency ratio:

	9 Months Ended	12 Months Ended			
(Dollars in thousands)	9/30/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020
Noninterest expense	$ 90,659	$ 123,089	$ 105,423	$ 130,578	$ 101,998
Less: merger-related expense	-	(4,741)	(724)	-	-
Less: branch closure and restructuring expenses	-	-	-	(1,513)	-
Less: officer transition agreement expense	-	-	(1,795)	-	-
Less: prepayment penalties on borrowings	-	-	-	(22,690)	-
Noninterest expense - adjusted	$ 90,659	$ 118,348	$ 102,904	$ 106,375	$ 101,998
Net interest income	$ 125,470	$ 169,433	$ 127,964	$ 106,566	$ 101,628
Plus: tax-equivalent adjustment	1,072	1,244	1,189	1,268	1,232
Plus: noninterest income	25,206	32,073	34,515	42,284	31,581
Less: net death benefit proceeds from BOLI policies	(1,143)	(2,646)	-	-	-
Less: gain on sale of debt securities available for sale	-	-	(1,895)	-	-
Less: gain on sale of equity securities	-	-	(721)	-	-
Less: (gain) loss on sale of premises and equipment	9	(734)	(1,115)	1,398	-
Net interest income plus noninterest income - adjusted	$ 150,614	$ 199,370	$ 159,937	$ 151,516	$ 134,441
Efficiency ratio	60.17%	61.08%	64.88%	87.72%	76.57%
Efficiency ratio - adjusted	60.19%	59.36%	64.34%	70.21%	75.87%

Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value:

	As of				
(Dollars in thousands)	9/30/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020
Total stockholder's equity	$ 540,004	$ 499,893	$ 410,155	$ 401,746	$ 404,724
Less: goodwill, core deposit intangibles, net of taxes	(39,626)	(41,086)	(25,663)	(25,780)	(26,130)
Tangible book value	$ 500,378	$ 458,807	$ 384,492	$ 375,966	$ 378,594
Common shares outstanding	17,514,922	17,387,069	15,673,595	16,303,461	16,791,027
Book value per share	$ 30.83	$ 28.75	$ 26.17	$ 24.64	$ 24.10
Tangible book value per share	$ 28.57	$ 26.39	$ 24.53	$ 23.06	$ 22.55
HomeTrust Bancshares, Inc. share price	$ 34.08	$ 26.92	$ 24.17	$ 30.98	$ 19.31
Price to tangible book value	119.3%	102.0%	98.5%	134.3%	85.6%

28

29 Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value: (Dollars in thousands) 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Total stockholder's equity 540,004$ 523,628$ 513,173$ 499,893$ 484,411$ Less: goodwill, core deposit intangibles, net of taxes (39,626) (40,063) (40,500) (41,086) (41,748) Tangible book value 500,378$ 483,565$ 472,673$ 458,807$ 442,663$ Common shares outstanding 17,514,922 17,437,326 17,444,787 17,387,069 17,380,307 Book value per share 30.83$ 30.03$ 29.42$ 28.75$ 27.87$ Tangible book value per share 28.57$ 27.73$ 27.10$ 26.39$ 25.47$ HomeTrust Bancshares, Inc. share price 34.08$ 30.03$ 27.34$ 26.92$ 21.67$ Price to tangible book value 119.3% 108.3% 100.9% 102.0% 85.1% As of (Dollars in thousands) 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Total stockholder's equity 471,186$ 458,242$ 410,155$ 396,222$ Less: goodwill, core deposit intangibles, net of taxes (42,410) (42,642) (25,663) (25,683) Tangible book value 428,776$ 415,600$ 384,492$ 370,539$ Common shares outstanding 17,366,673 17,370,063 15,673,595 15,632,348 Book value per share 27.13$ 26.38$ 26.17$ 25.35$ Tangible book value per share 24.69$ 23.93$ 24.53$ 23.70$ HomeTrust Bancshares, Inc. share price 20.89$ 24.59$ 24.17$ 22.10$ Price to tangible book value 84.6% 102.8% 98.5% 93.2% As of Appendix – Non-GAAP Reconciliation (Continued)

Appendix – Non-GAAP Reconciliation
(Continued)

In relation to the two-class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC.

	9 Months Ended	12 Months Ended			
(Dollars in thousands)	9/30/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020
Merger-related expense	$ -	$ 4,741	$ 724	$ -	$ -
Provision for credit losses established for merger	-	5,270	-	-	-
Net death benefit proceeds from BOLI policies	(1,143)	(2,646)	-	-	-
Tax impact of BOLI restructuring	-	288	-	-	-
Gain on sale of equity securities	-	-	(721)	-	-
Loss (gain) loss on sale of premises and equipment	9	(734)	(1,115)	1,398	-
Branch closure and restructuring expenses	-	-	-	1,513	-
Officer transition agreement expense	-	-	1,795	-	-
Gain on sale of debt securities available for sale	-	-	(1,895)	-	-
Prepayment penalty on borrowings	-	-	-	22,690	-
Total adjustments	(1,134)	6,919	(1,212)	25,601	-
Less: tax effect	266	(1,558)	285	(6,016)	-
Total adjustments, net of tax	(868)	5,361	(927)	19,585	-
Net income (GAAP)	40,597	50,044	36,905	22,066	20,002
Adjusted net income (non-GAAP)	$ 39,729	$ 55,405	$ 35,978	$ 41,651	$ 20,002
Average shares outstanding - basic	16,891,619	16,604,881	15,149,241	15,815,635	16,334,199
Average shares outstanding - diluted	16,938,328	16,622,371	15,319,601	16,182,068	16,523,346
Basic EPS (GAAP)	$ 2.38	$ 2.99	$ 2.42	$ 1.38	$ 1.22
Non-GAAP adjustment	(0.05)	0.32	(0.06)	1.24	-
Adjusted basic EPS (non-GAAP)	$ 2.33	$ 3.31	$ 2.36	$ 2.62	$ 1.22
Diluted EPS (GAAP)	$ 2.37	$ 2.99	$ 2.39	$ 1.35	$ 1.20
Non-GAAP adjustment	(0.05)	0.32	(0.06)	1.21	-
Adjusted diluted EPS (non-GAAP)	$ 2.32	$ 3.31	$ 2.33	$ 2.56	$ 1.20
Average assets	$ 4,432,291	$ 4,285,115	$ 3,551,791	$ 3,618,635	$ 3,641,686
Average equity	$ 521,767	$ 471,107	$ 398,055	$ 401,527	$ 405,825
ROA (GAAP)	1.22%	1.17%	1.04%	0.61%	0.55%
Non-GAAP adjustment	-0.03%	0.13%	-0.03%	0.54%	0.00%
Adjusted ROA (non-GAAP)	1.19%	1.30%	1.01%	1.15%	0.55%
ROE (GAAP)	10.39%	10.62%	9.27%	5.50%	4.93%
Non-GAAP adjustment	-0.22%	1.14%	-0.23%	4.88%	0.00%
Adjusted ROE (non-GAAP)	10.17%	11.76%	9.04%	10.38%	4.93%
Average equity	$ 521,767	$ 471,107	$ 398,055	$ 401,527	$ 405,825
Less: goodwill, core deposit intangible, net of taxes	(39,626)	(41,086)	(25,663)	(25,780)	(26,130)
Average tangible book value	$ 482,141	$ 430,021	$ 372,392	$ 375,747	$ 379,695
Adjusted ROATCE	10.99%	12.88%	9.66%	11.08%	5.27%

30

Appendix – Non-GAAP Reconciliation
(Continued)

Set forth is a reconciliation to GAAP of our quarterly efficiency ratio:

(Dollars in thousands)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
	3 Months ended					
Noniinterest expense	$ 30,585	$ 30,210	$ 29,864	$ 29,781	$ 29,564	$ 30,911
Net interest income	$ 42,074	$ 42,166	$ 41,230	$ 41,923	$ 42,160	$ 43,896
Plus: tax-equivalent adjustment	368	354	349	341	315	298
Plus: noninterest income	8,282	8,113	8,811	8,248	8,627	6,888
Less: gain on death benefit proceeds from BOLI policies	-	-	(1,143)	(1,554)	(1,092)	-
Less: (gain) loss on sale of premises and equipment	-	-	9	248	-	(82)
Net interest income plus noninterest income - adjusted	$ 50,724	$ 50,633	$ 49,256	$ 49,206	$ 50,010	$ 51,000
Efficiency Ratio	60.74%	60.08%	59.69%	59.36%	58.21%	60.87%
Efficiency Ratio - adjusted	60.30%	59.66%	60.64%	60.52%	59.12%	60.61%

Set forth is a reconciliation to GAAP of our quarterly return on assets:

(Dollars in thousands)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
	3 Months ended					
Gain on death benefit proceeds from BOLI policies	$ -	$ -	$ (1,143)	$ (1,554)	$ (1,092)	$ -
Loss (gain) loss on sale of premises and equipment	-	-	9	248	-	(82)
Total adjustments	$ -	$ -	$ (1,134)	$ (1,306)	$ (1,092)	$ (82)
Less: tax effect	-	-	266	307	257	19
Total adjustments, net of tax	-	-	(868)	(999)	(835)	(63)
Net income (GAAP)	13,112	12,418	15,067	13,464	14,833	15,013
Adjusted net income (non-GAAP)	$ 13,112	$ 12,418	$ 14,199	$ 12,465	$ 13,998	$ 14,950
Average assets	$ 4,449,215	$ 4,426,915	$ 4,420,556	$ 4,406,129	$ 4,436,975	$ 4,342,384
Average equity	$ 534,726	$ 521,562	$ 508,870	$ 494,106	$ 481,153	$ 468,632
ROA (GAAP)	1.17%	1.13%	1.37%	1.21%	1.33%	1.39%
Non-GAAP adjustment	0.00%	0.00%	-0.08%	-0.09%	-0.08%	-0.01%
Adjusted ROA (non-GAAP)	1.17%	1.13%	1.29%	1.12%	1.25%	1.38%
ROE (GAAP)	9.76%	9.58%	11.91%	10.81%	12.23%	12.85%
Non-GAAP adjustment	0.00%	0.00%	-0.68%	-0.81%	-0.69%	-0.05%
Adjusted ROE (non-GAAP)	9.76%	9.58%	11.23%	10.00%	11.54%	12.80%

31

Hunter Westbrook President and Chief Executive Officer hunter.westbrook@htb.com Tony VunCannon EVP / Chief Financial Officer Corporate Secretary / Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 32